

Northeast Utilities

# EEI Financial Conference

November 11-14, 2012



# NU Safe Harbor Provisions

Northeast Utilities

This presentation includes statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements, include, but are not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for NU's products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make NU's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive contracts; actions of rating agencies; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in NU's and NSTAR's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and NU undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of NU parent. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in NU's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted NU parent common shares outstanding for the period. In addition, the third quarter and nine months ended September 30, 2012 and 2011 earnings and EPS excluding certain charges related to the April 10, 2012 closing of the merger between NU and NSTAR are non-GAAP financial measures. Management uses these non-GAAP financial measures to evaluate earnings results and to provide details of earnings results by business and to more fully compare and explain NU's third quarter and nine months ended September 30, 2012 and 2011 results without including the impact of the non-recurring merger and related settlement costs. Management believes that these non-GAAP financial measures are useful to investors to evaluate the actual and projected financial performance and contribution of NU's businesses. Non-GAAP financial measures should not be considered as alternatives to NU consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of NU's operating performance.

# Agenda

- Hurricane Sandy
- New NU
- Energy Policy/Gas Expansion
- Transmission Update
- Merger Integration
- Financial Review and Outlook

# Hurricane Sandy Update

Northeast Utilities

- Devastating storm hit the Eastern Seaboard - late October
  - About half – 1.5M of NU's electric customers were impacted
- Restoration resources at the ready
  - Over 10,000 FTEs
- Major storm cost deferrals allowed for all 4 electric companies
- NU's effective restoration response illustrates key benefit of merger







# New NU Has Extensive Scale and Scope



Northeast Utilities/Electric
Yankee Gas/NSTAR Gas
Combined Electric & Gas

**Combined, the new NU is now:**

**•Providing reliable electric & gas service to:**
- 3.5 million electric and gas customers

**•Leveraging investments for our customers & shareholders:**
- $12.4 billion combined rate base (2011)

**•Serving 525 cities & towns throughout New England**

**•Seven regulated companies:**
- Four electric companies
- Two gas companies
- One three-state electric transmission business

# "Crown Jewel" of a Service Territory

Northeast Utilities




BOSTON Herald

YEAR OF THE CRANE

Operators have bird's-eye view of building boom


THE BOSTON GLOBE

Business

'The laws of supply and demand are working more favorably now than they were 24 or 36 months ago.'

Office, lab construction rebounding in region

4.7m square feet of space being built in Boston area, up from 430,000 in 2011


Seaport District
Boston, MA


Cambridge, MA


Hospital Expansion
Stamford, CT


The Summer House
Stamford, CT


Under Construction
SAFRAN, Production Facility
Rochester, NH

# Creating Superior Value

Northeast Utilities

## Growing the Transmission and Gas Businesses


TRANSMISSION


GAS

## Redefining the Customer Service Model


CONTROL COSTS

# Connecticut Draft Energy Policy

Northeast Utilities



**Hartford Courant**

A Push For Cheaper, Cleaner Power

*"Converting up to 300,000 households to natural gas by 2020"*

**HARTFORD BUSINESS JOURNAL**

1992 20 YEARS 2012 20 Years of the Region's Business News

October 22, 2012 www.hartfordbusiness.com

*"Malloy's plan to expand natural gas was proposed Oct. 5 as part of the state Department of Energy & Environmental Protection's comprehensive energy strategy."*

**New Haven Register**

*"No other region in the United States has the capacity for natural gas growth that we have in the Northeast"*

**the ct mirror**

*"New energy strategy focuses on natural gas and efficiency"*

# NU's Gas Business Could Be Significantly Expanded

Northeast Utilities

## NU Gas Business – NSTAR Gas, Yankee Gas
## 2013-2022 Projected Annual Customer Additions



20,000
15,000
10,000
5,000
0
Annual customer additions
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Potential High Growth Projection
89,000 incremental new customers
33% total customer base growth 2012 to 2022
Base Growth Projection
74,000 new customers
15% customer growth 2012 to 2022

- ~$100M incremental capex/year
- Requires regulatory changes

- ~$40M capex/year
- No regulatory changes

# Transmission Update

- $700M of additional transmission projects
- About $2B of equity invested in transmission business expected to grow to $3.5B by 2017
- FERC committed to incentives for needed infrastructure investments

# NEEWS Transmission Update

## Greater Springfield Reliability Project

**Under Construction**

- Projected in-service: late 2013
- Project 85% complete as of 9/30/12
- Total projected NU cost: $718 million

## Central Connecticut Reliability Project (Greater Hartford)

**In Planning Phase**

- ISO NE issued preliminary need results in August with transmission solutions expected in 2013
- Project is expected to morph into a sizable group of projects
- Projected in-service: 2017
- Total projected NU cost: $301 million

## Interstate Reliability Project

**In Siting Phase**

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- All major permit applications filed
- CT siting hearings are complete with decision in early 2013
- Projected commencement of construction: late 2013/early 2014
- Projected in-service: late 2015
- Total projected NU cost: $218 million



# Northern Pass Transmission Project Overview

Northeast Utilities

- 1,200 MW clean energy
- $1.1 billion HVDC line, terminal and AC facilities
- Participant-funded structure; no impact on the Regional Transmission Rate
- Uses HVDC technology at +/- 300-kV with AC/DC converters in Quebec and NH
- AC radial 345-kV line to connect to the New England bulk power grid
- Approximately 180 miles of new transmission (140 HVDC, 40 AC)
- Provides significant benefits to the region
  1. Energy value through reduced wholesale market prices - $200-$300 million per year for New England
  2. Environmental value through carbon emissions reductions – up to 5 million tons of $CO_2$ reduction
  3. Economic value through construction jobs and new tax base – 1,200 jobs and $25 million per year in property taxes



Des Cantons
(Quebec)
Franklin (New Hampshire)
Deerfield (New Hampshire)
HVDC Line
345-kV AC Line
HVDC Line terminations
345-kV AC line termination

THE NORTHERN PASS

# Financial Review

Jim Judge

*Executive Vice President &*
*Chief Financial Officer*

# Outline

- A Great Platform for Future Success
  - Regulatory and business diversity
  - Strong financial condition
  - Merger integration
- Financial Results and Expectations
  - Key assumptions
  - Interest savings
  - Full-year 2012 and 2013 projections and third quarter 2012 results
  - Dividend growth

# Regulatory and Business Segment Diversity

## Rate Base By State / Federal


MA
31%
FERC
32%
CT
25%
NH
12%

## Rate Base By Business


Electric
Distribution
52%
Electric
Transmission
32%
Gas
Distribution
10%
Electric
Generation
6%

**Combined 2011 Rate Base: $12.4 billion**

# Very Strong Ratings Rank Highly in the Industry

## Utilities Credit Ratings Distribution[1]

1. Wisconsin Energy
2. *Northeast Utilities*
3. Con Edison
4. National Grid Holdings
5. Xcel Energy
6. Integrys
7. Dominion
8. NextEra



1
8
10
13
9
3
0
4
A
A-
BBB+
BBB
BBB-
Below Investment Grade

1. Source: Standard & Poor's, "Industry Report Card: U.S. Regulated Electric Utilities' Credit Quality Remains Stable" (3/28/12). Long-Term Rating of U.S. Investor-Owned Regulated Electric Utilities, excluding subsidiaries. NU Ratings as of April 5, 2012.

Northeast Utilities

## Merger integration initiatives

| Category | Activity |
| --- | --- |
| **Staffing Levels** | ✓ Achieving reductions in staff, vendors and contractors |
| **Information Technology** | ✓ Consolidating IT infrastructure, data storage, data centers, security<br>✓ Implementing enterprise-wide application investments across major functional platforms, including finance, HR, operations, customer service |
| **Supply Chain** | ✓ Achieved significant savings in consolidated vendor and supplier contracts, negotiating most favorable terms<br>✓ Focus on improving inventory turns, inventory reduction where appropriate, standardization of equipment purchases and stocking processes |
| **Customer Care** | ✓ Comprehensive assessment of the entire "meter to cash" process |
| **Operations** | ✓ Initiated a complete review of the operating company processes to drive performance improvement, standardization and cost efficiencies |

# Key Assumptions Through 2015

Northeast Utilities





***Electric sales:*** Annual growth of approximately 0.5% - 1.0%



***Natural gas sales:*** Weather-normalized annual growth of 1%-2%

- Impact of a return to normal weather for 2013 adds approximately 7% to sales



***O&M:*** Annual decreases of approximately 3%

- Cost savings more than offset wage increases and inflation
- Reported 2012 annualized O&M estimated at about $1.6 billion



# Merger Has Enhanced Opportunities for Financing Savings

## SHORT-TERM

- NSTAR commercial paper program expanded to NU in July
- Effectively lowered short-term borrowing costs on $700M by 150 basis points
- Renegotiation of $1.6B of bank lines also lowered revolver fees

**Annualized Interest/Fee Savings of Approximately $10 million**



## LONG-TERM

- NSTAR Electric is refinancing $400M of senior unsecured debt this month. Annual savings of approximately $10M
- NU Parent has $250M of 5-year 5.65% notes maturing June 1, 2013. Indicative rate would produce $9M of annual savings
- $170M of CL&P and WMECO tax-exempt was called effective October 1, 2012. Annual savings of $7M

**Annualized Interest Savings of Approximately $26 million**

# Projected 2012 Recurring EPS

## Major Drivers vs. 2011

**$2.25 - $2.30**

- NSTAR earnings
- Higher transmission rate base
- Lower interest costs
- Initial cost savings
- PSNH, Yankee Gas distribution rate increases

- Higher share count
- Additional emergency preparedness expense at CL&P
- Higher untracked pension, property taxes and depreciation costs

# Strong Third Quarter Results Support 2012 Guidance
(Recurring EPS)


$0.51
$0.33
$0.08
$0.04
$0.05
$0.28
$0.03
$0.70
EARNINGS
Q3-2011
NSTAR Earnings
Transmission
Electric and gas sales growth
Other, primarily lower tax expense
Higher shares outstanding
Higher O&M
Q3-2012

# Projected EPS Range for 2013

## Major Drivers vs. 2012

**$2.40 - $2.60**

- Normal weather
- Lower interest costs
- Additional transmission rate base
- PSNH, Yankee Gas distribution rate increases
- Cost savings
- Additional PSNH generation return

- Higher depreciation and property tax expense

# EPS Growth Beyond 2013

## Major Drivers

**Long-term 6% - 9% CAGR off of 2012**

- Continued investment in transmission reliability projects, including NEEWS
- Northern Pass Transmission
- Increase in gas conversions
- Increased cost savings

- Higher property tax and depreciation expense

# Dividend Growth In-Line with Earnings Growth



Annualized Dividend
$0.95
$1.025
$1.10
$1.175
$1.372
6% to 9% Growth
2009
2010
2011
Q1 2012
Q2-Q4 2012

Northeast Utilities

# Additional Upside Opportunities Not Reflected in Projections

- Additional natural gas expansion investments
- Additional transmission investments
- Favorable CT energy efficiency/ energy policy outcomes
- Accelerated economic recovery








Economic
Relief in sight for consumers
Brighter outlook, seen for retailers
Recession nearly over

# Today's Key Takeaways….

- 6% - 9% projected long-term growth rate exceeds peers
- Transmission capital spending increases $700 million from previous forecast
- Significant interest savings
- Top tier financial condition
- Strong management team that delivers



Northeast Utilities

# Q & A

# Appendix

# The Regulatory Environment: NU Business Segments Have a High Level of Rate Certainty

Northeast Utilities

| | | |
|---|---|---|
| **Distribution** | NSTAR Electric | Rates frozen through 12/31/15; reconciling adjustments continue to operate |
| | NSTAR Gas | |
| | WMECO | |
| | CL&P | Rates frozen through 11/30/14; reconciling adjustments continue to operate |
| | Yankee Gas | $7M rate increase took effect 7/1/12 |
| | PSNH | Multi-year rate plan through 6/30/15. Increases of $7M took effect 7/1/12, and another $10M on 7/1/13 anticipated |
| **Transmission** | | Fully reconciling rates – no general rate cases |
| **Generation** | PSNH | Fully reconciling rates – no general rate cases |
| | WMECO (solar) | |



Northeast Utilities

# Review of FERC-Approved Transmission ROEs



13.50%
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
11.14%
11.64%
12.56%
12.64%
12.89%
13.10%
Local Network Service
Regional Network Service Base
Northern Pass
2005-2008 Regional Projects
NEEWS
M-N Underground

- NU's Local Network Service Tariff ROE (this is the New England base ROE that is subject of 9/30/11 complaint proceeding at FERC)
- NE RTO Incentive adder of 50 basis points on regional assets
- ISO-NE Planned Regional projects in-service before 1/1/09 (D.C. Circuit Court rejected appeal on 1/29/10)
- Middletown-Norwalk advanced technology adder of 46 basis points for underground cable system
- 125 basis point NEEWS incentive (request for rehearing denied by FERC on 6/28/11)
- 142 basis point Northern Pass incentive (request for rehearing denied by FERC on 8/5/11)

# Schedule for New England Base ROE Complaint

Northeast Utilities

## 2012

- 10/1 – Complaints' Case Filed
- 11/20 – Transmission Owners Case Filed

## 2013

- 1/18 – FERC Staff
- 2/27 – Complainants' Rebuttal Case Filed
- 4/17 – Updated ROE Analyses Due
- 5/6 – Hearings Start
- 9/10 – Initial Decision From Judge

## 2014

- FERC Decision Expected
- Possible Requests for Rehearing

# CT Governor's Energy Policy Addresses State's Dependence on Higher-Cost, Higher-Emission Fuel Oil

Northeast Utilities

**CT & MA Residential Gas Heating Penetration vs. Nearby States**



80%
60%
40%
20%
0%
72%
53%
48%
47%
31%
NJ
NY
RI
MA
CT

**CT Residential Market Penetration by Heating Source**



60%
40%
20%
0%
50%
31%
15%
4%
Heating Oil #2
Natural Gas
Electric Heating
Propane

**Key Policy Issues**

Incentives to customers to induce conversion, incentives to the utility to incent investment, recovery of capital, financing approaches

# Customer Growth Has Picked Up for NU's Gas Business



NU Gas Business – NSTAR, Yankee Gas
2007-2012 Annual Customer Additions
(Conversions and new construction)
Annual customer additions
10,000
8,000
6,000
4,000
2,000
0
Economic downturn
Natural gas prices decreasing
6,802
6,204
5,162
5,572
6,628
8,200
2007
2008
2009
2010
2011
2012 E



# Natural Gas Prices Have Reduced New England's Wholesale Electricity Costs By More Than 50%

## ISO-NE Wholesale Market Costs, Energy Component



$12
$9
$6
$3
$0
$ billions
$ MMBtu
Electricity Value
Natural Gas (Henry Hub)
2006
2007
2008
2009
2010
2011
2012

**Average Cost (cents/kWh)**

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|---|
| New England Wholesale | 6.06 | 6.76 | 8.08 | 4.29 | 5.10 | 4.80 | 3.42 |

# Lower Wholesale Prices and Lower Congestion Costs Have Significantly Reduced Our Retail Electric Bills Since 2008



Cents/KWH
CL&P
19.22
2.07
1.29
3.21
12.64
2008 Bill
14.87
1.50
1.79
3.94
7.64
Today's Bill
22.6%
NSTAR Electric
19.51
1.74
0.73
3.89
13.16
2008 Bill
14.20
2.03
1.47
4.18
6.51
Today's Bill
27.2%
Generation/Supply
Transmission
Distribution
Other

# Near Term Upside: Record Mild Weather in 2011-2012 Reduced Our Gas Delivery Margins by $30 Million

Northeast Utilities

## 2000 – Present Winter Heating Degree Days (1)



Heating Degree Days
6,500
6,000
5,500
5,000
4,500
4,000
3,500
3,000
Avg.: 5,331
5,680
4,726
5,876
5,579
5,545
5,130
5,179
5,318
5,682
5,151
5,579
4,529
2000 - 2001
2001 - 2002
2002 - 2003
2003 - 2004
2004 - 2005
2005 - 2006
2006 - 2007
2007 - 2008
2008 - 2009
2009 - 2010
2010 - 2011
2011 - 2012
Winter Season

*Source: Haver Analytics.*
1. *Winter includes October through March of each season.*

# NEEWS: The Greater Springfield Reliability Project – A Case Study In NU's Transmission Development Expertise

Northeast Utilities



Southampton
Holyoke
Fairmont Switching Station (New)
Ludlow
Ludlow Substation
Chicopee Substation
Orchard Substation
Chicopee
Piper Substation
Shawinigan Switching Station
East Springfield Substation
Cadwell Switching Station (New)
Westfield
West Springfield
Springfield
Breckwood Substation
Wilbraham
Agawam Substation
Southwick
Agawam
East Longmeadow
South Agawam Switching Station
Hampden
Longmeadow
Massachusetts
Connecticut
Southwick Substation
Suffield
Enfield
Somers
Stafford
Granby
East Granby
Windsor Locks
Ellington
East Windsor
Tolland
North Bloomfield Substation
Windsor
Simsbury
Bloomfield
345-kV Line Route with 115-kV Improvements
345-kV Line Route
345-kV Line Route (Split-Phase)
Junction
Substation
Switching Station (New)
Switching Station

**Continued strong relationships and frequent communications with affected communities**

## Greater Springfield Reliability Project (GSRP)

**Under Construction**

- Projected in-service: late 2013
- Total projected NU cost: $718 million
- Project 83% complete as of 9/15/12

## GSRP: Massive Scale and Scope

- 38 linear miles spanning 2 states and 8 towns
- 100 transmission circuit miles
- 600 structures
- 13 substations and switching stations (new/rebuilt)

# NEEWS: Interstate Reliability Project


Interstate Reliability Project
Thompson
Putnam
odstock
Lake Road
Killingly
Pomfret
Killingly
Willington
Ashford
Eastford
Connecticut
Rhode Island
Mansfield
Chaplin
Hampton
Brooklyn
Coventry
Windham
Card Street
Scotland
Canterbury
Plainfield
Sterling
Columbia
Lebanon
Proposed Route
Switching Station
Substation

## Interstate Reliability Project

**In Siting Phase**

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- All major permit applications filed
- CT siting hearings are complete with decision in early 2013
- Projected commencement of construction: late 2013/early 2014
- Projected in-service: late 2015
- Total projected NU cost: $218 million



# NEEWS: Greater Hartford Central Connecticut Project (GHCC)



Granby
East Granby
Winchester
Barkhamsted
Windsor
North Bloomfield
Canton
Simsbury
Bloomfield
New Hartford
Torrington
Avon
West Hartford
Weingart Road Junction
Burlington
Harwinton
Litchfield
Farmington
Newington
Plymouth
Bristol
Plainville
New Britain
Thomaston
Frost Bridge
Wolcott
Southington
Berlin
Watertown
Waterbury
Proposed 345-kV Line Route
Substation
Junction



MASSACHUSETTS
MANCHESTER BARBOUR HILL AREA
NORTHWESTERN CONNECTICUT AREA
GREATER HARTFORD STUDY AREA
NEW YORK
RHODE ISLAND
MIDDLETOWN AREA
LONG ISLAND SOUND
EXISTING CONNECTICUT TRANSMISSION SYSTEM

- The 345-kV Central Connecticut Reliability Project (CCRP) was designed to address east-to-west power flow constraints across CT
- As expected, ISO has issued its need reassessment for CCRP, expanding the study to include other electricity connected areas inside CT – project is now named the GHCC
- ISO-NE presented the preliminary need results of this GHCC study to the Planning Advisory Committee in August 2012
- The results show severe thermal overloads and voltage violations in each of the four study areas
- 345-kV and 115-kV solutions are being considered to correct these reliability violations
- ISO process expected to provide preferred transmission solutions in 2013
- The previously estimated $301M cost, with a 2017 in-service date, is a good placeholder for the GHCC solutions

# Transmission's Projected Capital Investment Has Grown by $700M to $3.7B from Last Year's Forecast

Northeast Utilities


Historic
$3.5 Billion
Budget
$718M
Forecast
$3.7 Billion
Successful completion of SWCT projects
SWCT projects total $1.6 billion
In Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Northern Pass HVDC Line to Canada
US portion estimated at $1.1B; $1.04B in forecast period
NEEWS projects progressing
NU's share of NEEWS project estimated at $1.27B; $569M in forecast period
SEMA Cape Cod $149M
Boston Network Improvements $126M
Greater Boston Reliability $353M
$1.47 Billion of additional forecasted reliability projects
Base Reliability
Greater Boston Reliability
Boston Network Improvements
SEMA Cape Cod
Major Southwest CT
NEEWS
Northern Pass

# 2013-2017 NU Transmission Capital Program Other Projects – In Millions

Northeast Utilities



## CL&P

| | |
|---|---|
| 1990 Line Structure Replacement | 62.0 |
| Greater Hartford / Central CT | 53.2 |
| Stamford Underground Cable | 44.6 |
| Southwest CT Upgrades | 30.0 |
| Obsolete Relay Replacements | 26.9 |
| 115 kV Hollow Core Insulator Repl | 19.0 |
| Replace Montville 345kV Autos (2) | 18.7 |
| South Norwalk Electric Works SS | 13.0 |
| OPGW Communications Projects | 9.0 |
| Vehicle Purchases | 7.1 |
| Obsolete Equipment Repl Prgm. | 5.2 |
| SCADA Upgrades | 2.0 |
| Additional CL&P Reliability Projects | 26.2 |
| | 316.9 |

## NSTAR

| | |
|---|---|
| Overhead Infrastructure | 101.6 |
| Obsolete Equipment Replacements | 69.6 |
| New Electric Ave SS and T Interconnect | 65.7 |
| New East Boston SS | 42.2 |
| New Seafood Way SS | 39.6 |
| Baker - Newton Oil Return Line | 31.9 |
| Underground Infrastructure | 30.4 |
| New Control Houses - K Street, Brighton, Mystic | 21.1 |
| BPS Work - Medway, Leland Street | 21.1 |
| Additional NSTAR Reliability Projects | 69.6 |
| | 492.8 |

## PSNH

| | |
|---|---|
| NH 10-Yr Study Reliability Projects | 231.2 |
| Scobie Tewksbury Line | 40.1 |
| Manchester Area Solution | 34.4 |
| Nashua Area Solution | 28.4 |
| New Peaslee SS & 115kV Line | 24.1 |
| Deerfield 2nd Auto Transformer | 18.0 |
| Maine Power Reliability | 15.0 |
| 115kV NERC Alert | 9.0 |
| New Pease Substation | 6.0 |
| OPGW Communications Projects | 3.3 |
| Additional PSNH Reliability Projects | 37.7 |
| | 447.2 |

## WMECO

| | |
|---|---|
| Pittsfield / Greenfield Area Solution | 109.0 |
| West Springfield SS Rebuild | 48.2 |
| 115 kV Hollow Core Insulator Repl | 12.8 |
| OPGW Communications Projects | 7.3 |
| Obsolete Relay Replacements | 6.1 |
| SCADA Upgrades | 1.9 |
| Additional WMECO Reliability Projects | 25.4 |
| | 210.7 |

Total: $1.468 Billion

**Total $1.47 Billion**
**High confidence level in "Other Projects," 78% in RSP as required.**

**Breakdown of Other Projects:**

- 78% ($1.14B) - in RSP
- 22% ($328M) - not yet in RSP

Other Transmission Capital Projects
In RSP / Not Yet in RSP



$600
$500
$400
$300
$200
$100
$0
369
510
348
185
56
2013
2014
2015
2016
2017
In RSP
Not Yet In RSP

# Transmission Rate Base Growth Projections


10% CAGR
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$ in millions
$3,823
$467
$390
$866
$2,100
$4,214
$638
$410
$975
$2,191
$4,613
$723
$512
$1,130
$2,248
$4,991
$733
$634
$1,232
$2,392
$5,424
$841
$682
$1,480
$2,421
$6,636
$1,044
$803
$738
$1,648
$2,403
$6,811
$990
$767
$718
$1,897
$2,439
2011A
2012
2013
2014
2015
2016
2017
CL&P
NSTAR Electric
PSNH
WMECO
NUTV

# Projected Distribution/Generation Capital Expenditures


$1,000
$800
$600
$400
$200
$0
$ In Millions
$889
$886
$858
$840
$25
$45
$52
$665
$637
$603
$583
$51
$61
$50
$44
$173
$163
$160
$161
2012
2013
2014
2015
Natural Gas Distribution
Generation
Electric Distribution
CL&P Resiliency

# Total Projected Capital Expenditures

Northeast Utilities



$2,000
$1,600
$1,200
$800
$400
$0
$1,711
$104
$889
$718
$1,575
$62
$886
$627
$1,848
$62
$858
$928
$1,818
$55
$840
$923
2012
2013
2014
2015
Transmission
Electric & Gas Distribution and Generation (including CL&P resiliency)
Other, Primarily IT

# Projected Rate Base Growth - 2015

Northeast Utilities

## Rate Base By Business*



Electric Distribution 47%
Electric Transmission 39%
Gas Distribution 9%
Electric Generation 5%

**Projected Combined 2015 Rate Base: $15.6 billion**

*Electric Transmission includes projected Northern Pass AFUDC as of 12/31/15